UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 23, 2005


                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-11625                  94-3240473
          --------                     ---------                  ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

              100 Pine Street, Suite 2450
               San Francisco, California                           94111
       ----------------------------------------                    -----
       (Address of principal executive offices)                  (Zip Code)

  Registrant's telephone number, including area code:         (415) 288-9575
                                                              --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountants
             ----------------------------------------------

     (a) Novogradac & Company LLP, Registrant's principal independent accountant on whom it has relied in its reports to the Commission, by letter dated May 23, 2005 has withdrawn, as independent auditor of the Registrant, effective May 23, 2005, and, has declined to stand for re-election at the Registrant's forthcoming Annual Meeting of Shareholders.

     (b) The former principal accountant's reports on Registrant's financial statements for the past two years have not contained an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles;

     (c) Registrant's change of accountants was involuntary and was not precipitated, recommended or approved by Registrant's Board of Directors or by its audit or similar committee of the Board of Directors;

     (d) There were no disagreements between Registrant and its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (e) Registrant has provided Novogradac & Company LLP with the foregoing disclosures and has requested that it furnish a letter addressed to the Commission stating whether or not it agrees with the statements made by Registrant herein. A copy of the response of Novogradac & Company LLP to the foregoing disclosures by Registrant is attached hereto as Exhibit "99.1".

Item 8.01         Other Events
                  -------------

     On May 27, 2005, Capital Alliance Income Trust, Ltd., the Registrant, announced the withdrawal of Novogradac & Company LLP as independent auditor effective May 23, 2005. A copy of the press release dated May 27, 2005 is attached as Exhibit 99.2.

Exhibit 99.1      Novogradac & Company LLP letter dated May 27, 2005

Exhibit 99.2      Press Release dated May 27, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL ALLIANCE INCOME TRUST LTD.
                                      A Real Estate Investment Trust
                                      (Registrant)

Date:  May 27, 2005               By: /s/ Richard J. Wrensen
                                      --------------------------
                                      Richard J. Wrensen
                                      Executive Vice President and
                                      Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     --------------

   99.1         Novogradac & Company letter dated May 27, 2005

   99.2         Press Release dated May 27, 2005